Exhibit 10.5

IIP-MD 1 LLC, as Grantor,

(Grantor)

to

DAVID A. DECKELBAUM, as Trustee

(Trustee)

for the benefit of

AMALGAMATED BANK,

as Beneficiary

(Beneficiary)

DEED OF TRUST, ASSIGNMENT OF LEASES AND RENTS, SECURITY
AGREEMENT AND FIXTURE FILING

Principal Indebtedness Secured by this Instrument - $10,560,000

Dated:	May 19, 2026

Address:	9220 Alaking Court
Capitol Heights, Maryland 20743

County:	Prince George’s

PREPARED BY AND UPON
RECORDATION RETURN TO:

Sheppard, Mullin, Richter & Hampton LLP
30 Rockefeller Plaza
New York, New York 10112-0015
Attention: Scott L. Stern, Esq.

DEED OF TRUST, ASSIGNMENT OF LEASES AND RENTS, SECURITY AGREEMENT AND FIXTURE FILING

THIS DEED OF TRUST, ASSIGNMENT OF LEASES AND RENTS, SECURITY AGREEMENT AND FIXTURE FILING (as amended, restated, replaced, supplemented, split, severed or otherwise modified from time to time, this “Security Instrument”) dated as of May 19, 2026, by IIP-MD 1 LLC, a Delaware limited liability company, having its principal place of business at c/o Innovative Industrial Properties, 11440 West Bernardo Court, Suite 100, San Diego, California 92127, as grantor (“Grantor”), to DAVID A. DECKELBAUM, as trustee, having an address at 5301 Wisconsin Avenue, NW, #310, Washington, DC 20015 (“Trustee”), for the benefit of AMALGAMATED BANK, a bank organized under the laws of the State of New York, having an address at 275 Seventh Avenue, 14th Floor, New York, New York 10001, as beneficiary (together with its successors and/or assigns, “Beneficiary”).

W I T N E S S E T H:

A.            Grantor, by that certain Promissory Note, dated the date hereof by Grantor to Beneficiary, is indebted to Beneficiary in the principal sum of $10,560,000 in lawful money of the United States of America (as amended, restated, replaced, supplemented, split, severed or otherwise modified from time to time, the “Note”), with interest from the date thereof at the rate set forth in the Note, principal and interest to be payable in accordance with the terms and conditions provided in the Note. Capitalized terms used herein without definition shall have the meanings ascribed to such terms in that certain Loan Agreement between Grantor and Beneficiary dated as of the date hereof (as amended, restated, replaced, supplemented or otherwise modified from time to time, the “Loan Agreement”).

B.            Grantor desires to secure the payment of the outstanding principal amount of the Loan together with all interest accrued and unpaid thereon and all other sums (including, without limitation, the Prepayment Premium) due to Beneficiary in respect of the Loan and the Note and other Loan Documents and the performance of all of Grantor’s obligations under the Note, the Loan Agreement and the other Loan Documents.

C.            Grantor and Beneficiary intend these Recitals to be a material part of this Security Instrument.

NOW THEREFORE, in consideration of the making of the Loan by Beneficiary, the covenants, agreements, representations and warranties set forth in this Security Instrument and other valuable and good consideration, the receipt and sufficiency of which are hereby acknowledged:

ARTICLE 1
GRANTS OF SECURITY

Section 1.1           Property Mortgaged. Grantor does hereby irrevocably give, grant, bargain, sell, pledge, assign, warrant, transfer and convey and grant a security interest to Trustee, in trust for the benefit of Beneficiary and its successors and assigns, with power of sale for the benefit of Beneficiary, Grantor’s interest in and to the following property, rights, interests and estates now owned, or hereafter acquired by Grantor (collectively, the “Property”):

(a)            Land. The real property described in Exhibit A attached hereto and made a part hereof (the “Land”);

(b)            Additional Land. All additional lands, estates and development rights hereafter acquired by Grantor for use in connection with the Land and the development of the Land and all additional lands and estates therein which may, from time to time, by supplemental deed of trust or otherwise, be expressly made subject to the lien of this Security Instrument;

(c)            Improvements. The buildings, structures, fixtures, additions, enlargements, extensions, modifications, repairs, replacements and improvements now or hereafter erected or located on the Land (collectively, the “Improvements”);

(d)            Easements. All easements, rights-of-way or use, rights, strips and gores of land, streets, ways, alleys, passages, sewer rights, water, water courses, water rights and powers, air rights and development rights, and all estates, rights, titles, interests, privileges, liberties, servitudes, tenements, hereditaments and appurtenances of any nature whatsoever, in any way now or hereafter belonging, relating or pertaining to the Land and the Improvements and the reversions and remainders, and all land lying in the bed of any street, road or avenue, opened or proposed, in front of or adjoining the Land, to the center line thereof and all the estates, rights, titles, interests, dower and rights of dower, curtesy and rights of curtesy, property, possession, claim and demand whatsoever, both at law and in equity, of Grantor of, in and to the Land and the Improvements and every part and parcel thereof, with the appurtenances thereto;

(e)            Equipment. All “equipment,” as such term is defined in Article 9 of the Uniform Commercial Code (as hereinafter defined), now owned or hereafter acquired by Grantor, which is used at or in connection with the Improvements or the Land or is located thereon or therein (including, but not limited to, all machinery, equipment, furnishings, and electronic data-processing and other office equipment now owned or hereafter acquired by Grantor and any and all additions, substitutions and replacements of any of the foregoing), together with all attachments, components, parts, equipment and accessories installed thereon or affixed thereto (collectively, the “Equipment”). Notwithstanding the foregoing, Equipment shall not include any property belonging to tenants under leases except to the extent that Grantor shall have any right or interest therein;

(f)            Fixtures. All Equipment now owned, or the ownership of which is hereafter acquired, by Grantor which is so related to the Land and Improvements forming part of the Property that it is deemed fixtures or real property under the law of the particular state in which the Equipment is located, including, without limitation, all building or construction materials intended for construction, reconstruction, alteration or repair of or installation on the Property, construction equipment, appliances, machinery, plant equipment, fittings, apparatuses, fixtures and other items now or hereafter attached to, installed in or used in connection with (temporarily or permanently) any of the Improvements or the Land, including, but not limited to, engines, devices for the operation of pumps, pipes, plumbing, cleaning, call and sprinkler systems, fire extinguishing apparatuses and equipment, heating, ventilating, plumbing, laundry, incinerating, electrical, air conditioning and air cooling equipment and systems, gas and electric machinery, appurtenances and equipment, pollution control equipment, security systems, disposals, dishwashers, refrigerators and ranges, recreational equipment and facilities of all kinds, and water, gas, electrical, storm and sanitary sewer facilities, utility lines and equipment (whether owned individually or jointly with others, and, if owned jointly, to the extent of Grantor’s interest therein) and all other utilities whether or not situated in easements, all water tanks, water supply, water power sites, fuel stations, fuel tanks, fuel supply, and all other structures, together with all accessions, appurtenances, additions, replacements, betterments and substitutions for any of the foregoing and the proceeds thereof (collectively, the “Fixtures”). Notwithstanding the foregoing, “Fixtures” shall not include any property which tenants are entitled to remove pursuant to leases, except to the extent that Grantor shall have any right or interest therein;

(g)           Personal Property. All furniture, furnishings, objects of art, machinery, goods, tools, supplies, appliances, general intangibles, contract rights, accounts, accounts receivable, franchises, licenses, certificates and permits, and all other personal property of any kind or character whatsoever as defined in and subject to the provisions of the Uniform Commercial Code, whether tangible or intangible, other than Fixtures, which are now or hereafter owned by Grantor, together with all accessories, replacements and substitutions thereto or therefor and the proceeds thereof (collectively, the “Personal Property”), and the right, title and interest of Grantor in and to any of the Personal Property which may be subject to any security interests, as defined in the Uniform Commercial Code, as adopted and enacted by the state or states where any of the Property is located (as amended from time to time, the “Uniform Commercial Code”), superior in lien to the lien of this Security Instrument and all proceeds and products of the above;

(h)           Leases and Rents. All leases, subleases or sub-subleases, lettings, licenses, concessions or other agreements (whether written or oral) pursuant to which any Person is granted a possessory interest in, or right to use or occupy all or any portion of the Land and the Improvements, and every modification, amendment or other agreement relating to such leases, subleases, sub-subleases, or other agreements entered into in connection with such leases, subleases, sub-subleases, or other agreements and every guarantee of the performance and observance of the covenants, conditions and agreements to be performed and observed by the other party thereto, heretofore or hereafter entered into (collectively, the “Leases”), whether before or after the filing by or against Grantor of any petition for relief under 11 U.S.C. §101 et seq., as the same may be amended from time to time (the “Bankruptcy Code”) and all right, title and interest of Grantor, its successors and assigns therein and thereunder, including, without limitation, cash or securities deposited thereunder to secure the performance by the lessees of their obligations thereunder and all rents (including percentage rents), rent equivalents, moneys payable as damages (including payments by reason of the rejection of a Lease in any bankruptcy, insolvency or similar proceeding) or in lieu of rent or rent equivalents, additional rents, royalties (including all oil and gas or other mineral royalties and bonuses), revenues, issues and profits, cash, income, fees, receivables, deposits (including, without limitation, security, utility and other deposits) accounts, receipts, charges for services rendered, and other payments and consideration of whatever form or nature received by or paid to or for the account or benefit of Grantor or any of its agents or employees from any and all sources arising from or attributable to Property whether paid or accruing before or after the filing by or against Grantor of any petition for relief under the Bankruptcy Code (collectively, the “Rents”) and all proceeds from the sale or other disposition of the Leases and the right to receive and apply the Rents to the payment of the Debt and the performance of the Other Obligations;

(i)            Condemnation Awards. All Awards which may heretofore and hereafter be made with respect to the Property, whether from the exercise of the right of eminent domain (including, but not limited to, any transfer made in lieu of or in anticipation of the exercise of such right), or for a change of grade, or for any other injury to or decrease in the value of the Property;

(j)            Insurance Proceeds. All Insurance Proceeds in respect of the Property under any Policies covering the Property, including, without limitation, the right to receive and apply the proceeds of any Policies, judgments, or settlements made in lieu thereof, in connection with a Casualty to the Property;

(k)           Tax Certiorari. All refunds, rebates or credits in connection with any reduction in Taxes or Other Charges charged against the Property;

(l)            Rights. The right, in the name and on behalf of Grantor, to appear in and defend any action or proceeding brought with respect to the Property and to commence any action or proceeding to protect the interest of Beneficiary in the Property;

(m)          Agreements. All agreements, contracts, certificates, instruments, franchises, permits, licenses, plans, specifications and other documents, now or hereafter entered into, and all rights therein and thereto, respecting or pertaining to the use, occupation, construction, management or operation of the Land and any part thereof, respecting any business or activity conducted on the Land and any part thereof and all right, title and interest of Grantor therein and thereunder, including, without limitation, the right, upon the happening of any default hereunder, to receive and collect any sums payable to Grantor thereunder;

(n)           Intangibles. All trade names, trademarks, servicemarks, logos, copyrights, goodwill, books and records and all other general intangibles relating to or used in connection with the operation of the Property;

(o)           Accounts. All reserves, escrows and deposit accounts maintained by Grantor with respect to the Property, together with all deposits or wire transfers made to such accounts and all cash, checks, drafts, certificates, securities, investment property, financial assets, instruments and other property held therein from time to time and all proceeds, products, distributions or dividends or substitutions thereon and thereof;

(p)           Causes of Action. All causes of action and claims (including, without limitation, all causes of action or claims arising in tort, by contract, by fraud or by concealment of material fact) against any Person for damages or injury to the Property or in connection with any transactions financed in whole or in part by the proceeds of the Loan (“Causes of Action”);

(q)           Air Rights. All so-called “air rights,” bulk development rights, floor area, floor area ratio, zoning rooms and other rights and privileges now or hereafter appurtenant to the Land or any part thereof, as defined in, under or with respect to the zoning and building codes or ordinances of all applicable jurisdictions and the regulations and interpretations thereunder or thereof, whether or not transferable, and any or all of the same that may now or hereafter be acquired for use with the Land;

(r)            Conversion. All proceeds of the conversion, voluntary or involuntary, of any of the foregoing items set forth in Subsections (a) through (q) including, without limitation, insurance Proceeds and Awards, into cash or liquidation claims; and

(s)           Other Rights. Any and all other rights of Grantor in and to the items set forth in Subsections (a) through (r) above.

AND without limiting any of the other provisions of this Security Instrument, to the extent permitted by applicable law, Grantor expressly grants to Beneficiary, as secured party, a security interest in the portion of the Property which is or may be subject to the provisions of the Uniform Commercial Code which are applicable to secured transactions; it being understood and agreed that the Improvements and Fixtures are part and parcel of the Land (the Land, the Improvements and the Fixtures collectively referred to as the “Real Property”) appropriated to the use thereof and, whether affixed or annexed to the Real Property or not, shall for the purposes of this Security Instrument be deemed conclusively to be real estate and encumbered hereby.

Section 1.2          Assignment of Rents. Grantor hereby absolutely and unconditionally assigns to Beneficiary all of Grantor’s right, title and interest in and to all current and future Leases and Rents; it being intended by Grantor that this assignment constitutes a present, absolute assignment and not an assignment for additional security only. Nevertheless, subject to the terms of the Assignment of Leases and Section 8.1(h) of this Security Instrument, Beneficiary grants to Grantor a revocable license to collect, receive, use and enjoy the Rents and Grantor shall hold the Rents, or a portion thereof sufficient to discharge all current sums due on the Debt, for use in the payment of such sums.

Section 1.3         Security Agreement. As to any of the Property aforesaid which does not form a part and parcel of the real estate, this Security Instrument is and is hereby deemed to be, as well, a Security Agreement under the Uniform Commercial Code for the purpose of creating hereby a security interest in such property, and, to the extent permitted by applicable law, in any portion of the Property which is or may be subject to the provisions of the Uniform Commercial Code which are applicable to secured transactions, which such security interest is hereby granted to Beneficiary as “Secured Party” (as said quoted term is defined in the Uniform Commercial Code), securing the Debt and all other obligations set forth herein. Grantor and Beneficiary agree that the foregoing is intended to grant in favor of Beneficiary a continuing lien and security interest in all of the Grantor’s assets. Grantor authorizes the Beneficiary and its counsel to file Uniform Commercial Code financing statements in form and substance satisfactory to the Beneficiary describing the collateral as “all assets of the debtor, whether now owned or existing or hereafter acquired or arising and all proceeds and products thereof, including, without limitation, all fixtures on the Land” or words to that effect, and any limitations on such collateral description, notwithstanding that such collateral description may be broader in scope than the Property described in this Security Instrument (said portion of the Property so subject to the Uniform Commercial Code being called the “Collateral”).

Section 1.4         Fixture Filing. Certain of the Property is or will become “fixtures” (as that term is defined in the Uniform Commercial Code) on the Land, and this Security Instrument, upon being filed for record in the real estate records of the county wherein such fixtures are situated, shall operate also as a financing statement (naming Grantor as the Debtor and Beneficiary as the Secured Party) filed as a fixture filing in accordance with the applicable provisions of said Uniform Commercial Code upon such of the Property that is or may become fixtures.

Section 1.5         Pledges of Monies Held. Grantor hereby pledges to Beneficiary any and all monies now or hereafter held by Beneficiary or on behalf of Beneficiary in connection with the Loan, including, without limitation, any sums deposited in any Reserve Funds and Net Proceeds, as additional security for the Obligations until expended or applied as provided in this Security Instrument.

CONDITIONS TO GRANT

TO HAVE AND TO HOLD the above granted and described Property unto Trustee, and to the use and benefit of Beneficiary and its successors and assigns, forever; and

WITH POWER OF SALE, to secure Grantor’s payment to Beneficiary of the Debt and performance of the Other Obligations at the time and in the manner provided in the Note, the Loan Agreement and this Security Instrument.

PROVIDED, HOWEVER, these presents are upon the express condition that, if Grantor shall well and truly (a) pay to Beneficiary the Debt at the time and in the manner provided in the Note, the Loan Agreement, this Security Instrument and the other Loan Documents and (b) perform the Other Obligations as set forth in the Loan Agreement, this Security Instrument and the other Loan Documents, these presents and the estate hereby granted shall cease, terminate and be void; provided, however, that Grantor’s obligation to indemnify and hold harmless Beneficiary pursuant to the provisions of the Loan Documents shall survive any such payment or release.

ARTICLE 2
DEBT AND OBLIGATIONS SECURED

Section 2.1         Debt. This Security Instrument and the grants, assignments and transfers made in Article 1 hereof are given for the purpose of securing the Debt.

Section 2.2         Other Obligations. This Security Instrument and the grants, assignments and transfers made in Article 1 hereof are also given for the purpose of securing the Other Obligations.

Section 2.3         Debt and Other Obligations. Grantor’s obligations for the payment of the Debt and the performance of the Other Obligations shall be referred to collectively herein as the “Obligations”.

ARTICLE 3
GRANTOR REPRESENTATIONS, WARRANTIES AND COVENANTS

Grantor represents, warrants, covenants and agrees that:

Section 3.1         Payment of Debt. Grantor will pay the Debt at the time and in the manner provided in the Loan Agreement, the Note and this Security Instrument.

Section 3.2         Incorporation by Reference. All the covenants, conditions and agreements contained in (a) the Loan Agreement, (b) the Note and (c) all and any of the other Loan Documents, are hereby made a part of this Security Instrument to the same extent and with the same force as if fully set forth herein.

Section 3.3         Insurance. Grantor shall obtain and maintain, or cause to be maintained, in full force and effect at all times insurance with respect to Grantor and the Property as required pursuant to the Loan Agreement.

Section 3.4         Taxes. Grantor shall pay all Taxes and Other Charges assessed or imposed against the Property or any part thereof in accordance with the provisions of the Loan Agreement.

Section 3.5         Warranty of Title. Grantor has good, marketable and insurable fee simple title to the real property comprising part of the Property and good title to the balance of such Property, free and clear of all Liens whatsoever except the Permitted Encumbrances, such other Liens as are permitted pursuant to the Loan Documents and the Liens created by the Loan Documents. Grantor shall forever warrant, defend and preserve the title and the validity and priority of the Lien of this Security Instrument and shall forever warrant and defend the same to Beneficiary against the claims of all Persons whomsoever.

Section 3.6         Maintenance of Property. Grantor shall cause the Property to be maintained in a good and safe condition and repair. The Improvements, the Fixtures, the Equipment and the Personal Property shall not be removed, demolished or materially altered (except for normal replacement of the Fixtures, the Equipment or the Personal Property, tenant finish and refurbishment of the Improvements) without the consent of Beneficiary or as otherwise permitted pursuant to the Loan Agreement. Grantor shall in accordance with the terms and provisions of the Loan Agreement, promptly repair, replace or rebuild any part of the Property which may be destroyed by any Casualty or become damaged, worn or dilapidated or which may be affected by any Condemnation, and shall complete and pay for any structure at any time in the process of construction or repair on the Land.

Section 3.7         Waste. Grantor shall not commit or suffer any waste of the Property or make any change in the use of the Property which will in any way materially increase the risk of fire or other hazard arising out of the operation of the Property, or take any action that might invalidate or allow the cancellation of any Policy, or do or permit to be done thereon anything that may in any way materially impair the value of the Property or the security of this Security Instrument.

Section 3.8         Payment for Labor and Materials. Grantor will (a) promptly pay when due all bills and costs for labor, materials, and specifically fabricated materials incurred in connection with the Property, (b) never permit to exist beyond the due date thereof in respect of the Property, or any part thereof, any Lien or security interest, even though inferior to the Liens and security interests created hereby and by the other Loan Documents, and (c) never permit to be created or exist in respect of the Property or any part thereof any other or additional Lien or security interest other than the Liens or security interests created hereby and by the other Loan Documents except for the Permitted Encumbrances.

ARTICLE 4
OBLIGATIONS AND RELIANCES

Section 4.1         Relationship of Grantor and Beneficiary. The relationship between Grantor and Beneficiary is solely that of debtor and creditor, and Beneficiary has no fiduciary or other special relationship with Grantor, and no term or condition of any of the Loan Agreement, the Note, this Security Instrument and the other Loan Documents shall be construed so as to deem the relationship between Grantor and Beneficiary to be other than that of debtor and creditor.

Section 4.2         No Reliance on Beneficiary. The members, general partners and principals of Grantor are experienced in the ownership and operation of properties similar to the Property, and Grantor and Beneficiary are relying solely upon such expertise and business plan in connection with the ownership and operation of the Property. Grantor is not relying on Beneficiary’s expertise, business acumen or advice in connection with the Property.

Section 4.3         No Beneficiary Obligations. Notwithstanding the provisions of Subsections 1.1(h) and (n) or Section 1.2 hereof, Beneficiary is not undertaking the performance of (i) any obligations under the Leases, or (ii) any obligations with respect to any other agreements, contracts, certificates, instruments, franchises, permits, trademarks, licenses or other documents. By accepting or approving anything required to be observed, performed or fulfilled or to be given to Beneficiary pursuant to this Security Instrument, the Loan Agreement, the Note or the other Loan Documents, Beneficiary shall not be deemed to have warranted, consented to, or affirmed the sufficiency, the legality or effectiveness of same, and such acceptance or approval thereof shall not constitute any warranty or affirmation with respect thereto by Beneficiary.

Section 4.4         Reliance. Grantor recognizes and acknowledges that in accepting the Loan Agreement, the Note, this Security Instrument and the other Loan Documents, Beneficiary is expressly and primarily relying on the truth and accuracy of the warranties and representations set forth in Article 3 of the Loan Agreement and Article 3 hereof without any obligation to investigate the Property and notwithstanding any investigation of the Property by Beneficiary; that such reliance existed on the part of Beneficiary prior to the date hereof, that the warranties and representations are a material inducement to Beneficiary in making the Loan; and that Beneficiary would not be willing to make the Loan and accept this Security Instrument in the absence of the warranties and representations as set forth in Article 3 of the Loan Agreement and Article 3 hereof.

Section 4.5         Limitation on Beneficiary’s Responsibility. No provision of this Security Instrument shall operate to place any obligation or liability for the control, care, management or repair of the Property upon Beneficiary, nor shall it operate to make Beneficiary responsible or liable for any waste committed on the Property by the tenants or any other Person, or for any dangerous or defective condition of the Property, or for any negligence in the management, upkeep, repair or control of the Property resulting in loss or injury or death to any tenant, licensee, employee or stranger. Nothing herein contained shall be construed as constituting Beneficiary a “mortgagee in possession.”

ARTICLE 5
FURTHER ASSURANCES

Section 5.1         Recording of Security Instrument, etc. Grantor forthwith upon the execution and delivery of this Security Instrument and thereafter, from time to time, will cause this Security Instrument and any of the other Loan Documents creating a Lien or security interest or evidencing the Lien hereof upon the Property and each instrument of further assurance to be filed, registered or recorded in such manner and in such places as may be required by any present or future law in order to publish notice of and to fully protect and perfect the Lien or security interest hereof upon, and the interest of Beneficiary in, the Property. Grantor will pay all taxes, filing, registration and recording fees, and all expenses incident to the preparation, execution, acknowledgment and/or recording of the Note, this Security Instrument, the other Loan Documents, any note, deed of trust or mortgage supplemental hereto, any other security instrument with respect to the Property and any instrument of further assurance, and any modification or amendment of the foregoing documents, and all federal, state, county and municipal taxes, duties, imposts, assessments and charges arising out of or in connection with the execution and delivery of this Security Instrument, any deed of trust or mortgage supplemental hereto, any other security instrument with respect to the Property or any instrument of further assurance, and any modification or amendment of the foregoing documents, except where prohibited by law so to do.

Section 5.2         Further Acts, etc. Grantor will, at the cost of Grantor, and without expense to Beneficiary, do, execute, acknowledge and deliver all and every such further acts, deeds, conveyances, deeds of trust, assignments, notices of assignments, transfers and assurances as Beneficiary shall, from time to time, reasonably require, for the better assuring, conveying, assigning, transferring, and confirming unto Beneficiary the property and rights hereby granted, bargained, sold, conveyed, confirmed, pledged, assigned, warranted and transferred or intended now or hereafter so to be, or which Grantor may be or may hereafter become bound to convey or assign to Beneficiary, or for carrying out the intention or facilitating the performance of the terms of this Security Instrument or for filing, registering or recording this Security Instrument, or for complying with all Legal Requirements. Grantor, on demand, will execute and deliver, and in the event it shall fail to so execute and deliver, hereby authorizes Beneficiary to execute in the name of Grantor or without the signature of Grantor to the extent Beneficiary may lawfully do so, one or more financing statements to evidence more effectively the security interest of Beneficiary in the Property. Grantor grants to Beneficiary an irrevocable power of attorney coupled with an interest for the purpose of exercising and perfecting any and all rights and remedies available to Beneficiary at law and in equity, including, without limitation, such rights and remedies available to Beneficiary pursuant to this Section 5.2.

Section 5.3         Authorization to File Financing Statements; Power of Attorney. Grantor hereby authorizes Beneficiary at any time and from time to time to file any initial financing statements, amendments thereto and continuation statements as authorized by applicable law, as applicable to all or part of the Personal Property. For purposes of such filings, Grantor agrees to furnish any information requested by Beneficiary promptly upon request by Beneficiary. Grantor also ratifies its authorization for Beneficiary to have filed any like initial financing statements, amendments thereto or continuation statements, if filed prior to the date of this Security Instrument. Grantor hereby irrevocably constitutes and appoints Beneficiary and any officer or agent of Beneficiary, with full power of substitution, as its true and lawful attorneys-in-fact with full irrevocable power and authority in the place and stead of Grantor or in Grantor’s own name to execute in Grantor’s name any such documents and otherwise to carry out the purposes of this Section 5.3, to the extent that Grantor’s authorization above is not sufficient. To the extent permitted by law, Grantor hereby ratifies all acts said attorneys-in-fact have lawfully done in the past or shall lawfully do or cause to be done in the future by virtue of this Section 5.3. This power of attorney is a power coupled with an interest and shall be irrevocable.

Section 5.4         Changes in Tax, Debt, Credit and Documentary Stamp Laws.

(a)            If any law is enacted or adopted or amended after the date of this Security Instrument which deducts the Debt from the value of the Property for the purpose of taxation or which imposes a tax, either directly or indirectly, on the Debt or Beneficiary’s interest in the Property, Grantor will pay the tax, with interest and penalties thereon, if any. If Beneficiary is advised by counsel chosen by it that the payment of tax by Grantor would be unlawful or taxable to Beneficiary, unenforceable or provide the basis for a defense of usury, then Beneficiary shall have the option, by written notice of not less than one hundred twenty (120) days, to declare the Debt immediately due and payable.

(b)            Grantor will not claim or demand or be entitled to any credit or credits on account of the Debt for any part of the Taxes or Other Charges assessed against the Property, or any part thereof, and no deduction shall otherwise be made or claimed from the assessed value of the Property, or any part thereof, for real estate tax purposes by reason of this Security Instrument or the Debt. If such claim, credit or deduction shall be required by law, Beneficiary shall have the option, by written notice of not less than one hundred twenty (120) days, to declare the Debt immediately due and payable.

(c)            If at any time the United States of America, any State thereof or any subdivision of any such State shall require revenue or other stamps to be affixed to the Note, this Security Instrument, or any of the other Loan Documents, or shall impose any other tax or charge on the same, Grantor will pay for the same, with interest and penalties thereon, if any.

ARTICLE 6
DUE ON SALE/TRANSFER

Section 6.1         No Sale/Transfer. Neither Grantor nor any Restricted Party shall Transfer the Property or any part thereof or any interest therein, or permit or suffer the Property or any part thereof or any interest therein to be Transferred, other than as expressly permitted pursuant to the terms of the Loan Agreement.

ARTICLE 7
DEFAULT

Section 7.1         Event of Default. The term “Event of Default” as used in this Security Instrument shall have the meaning assigned to such term in the Loan Agreement.

ARTICLE 8
RIGHTS AND REMEDIES UPON DEFAULT

Section 8.1         Remedies. Upon the occurrence and during the continuance of any Event of Default, Grantor agrees that Beneficiary may take such action, without notice or demand, to the fullest extent permitted by law, as it deems advisable to protect and enforce its rights against Grantor and in and to the Property, including, but not limited to, the following actions, each of which may be pursued concurrently or otherwise, at such time and in such order as Beneficiary may determine, in its sole discretion, without impairing or otherwise affecting the other rights and remedies of Beneficiary:

(a)            declare the entire unpaid Debt to be immediately due and payable;

(b)            institute proceedings, judicial or otherwise, for the complete foreclosure of this Security Instrument under any applicable provision of law, in which case the Property, or any interest therein, may be sold for cash or upon credit in one or more parcels or in several interests or portions and in any order or manner;

(c)            with or without entry, to the extent permitted and pursuant to the procedures provided by applicable law, institute proceedings for the partial foreclosure of this Security Instrument for the portion of the Debt then due and payable, subject to the continuing Lien and security interest of this Security Instrument for the balance of the Debt and the Other Obligations not then due, unimpaired and without loss of priority;

(d)            sell for cash or upon credit the Property or any part thereof and all estate, claim, demand, right, title and interest of Grantor therein and rights of redemption thereof, pursuant to power of sale or otherwise, at one or more sales, as an entirety or in parcels, at such time and place, upon such terms and after such notice thereof as may be required or permitted by law.

(e)            institute an action, suit or proceeding in equity for the specific performance of any covenant, condition or agreement contained herein, in the Note, in the Loan Agreement or in the other Loan Documents;

(f)            recover judgment on the Note either before, during or after any proceedings for the enforcement of this Security Instrument or the other Loan Documents;

(g)            apply for the appointment of a receiver, trustee, liquidator or conservator of the Property, without notice and without regard for the adequacy of the security for the Debt and without regard for the solvency of Grantor, any guarantor or indemnitor with respect to the Loan or any Person otherwise liable for the payment of the Debt or any part thereof;

(h)            the license granted to Grantor under Section 1.2 hereof shall automatically be revoked and Beneficiary may enter into or upon the Property, either personally or by its agents, nominees or attorneys, and dispossess Grantor and its agents and servants therefrom, without liability for trespass, damages or otherwise, and exclude Grantor and its agents or servants wholly therefrom, and take possession of all books, records and accounts relating thereto and Grantor agrees to surrender possession of the Property and of such books, records and accounts to Beneficiary upon demand, and thereupon Beneficiary may (i) use, operate, manage, control, insure, maintain, repair, restore and otherwise deal with all and every part of the Property and conduct the business thereat, (ii) complete any construction on the Property in such manner and form as Beneficiary deems advisable, (iii) make alterations, additions, renewals, replacements and improvements to or on the Property, (iv) exercise all rights and powers of Grantor with respect to the Property, whether in the name of Grantor or otherwise, including, without limitation, the right to make, cancel, enforce or modify Leases, obtain and evict tenants, and demand, sue for, collect and receive all Rents of the Property and every part thereof, (v) require Grantor to pay monthly in advance to Beneficiary, or any receiver appointed to collect the Rents, the fair and reasonable rental value for the use and occupation of such part of the Property as may be occupied by Grantor, (vi) require Grantor to vacate and surrender possession of the Property to Beneficiary or to such receiver and, in default thereof, Grantor may be evicted by summary proceedings or otherwise, and (vii) apply the receipts from the Property to the payment of the Debt and the performance of the Other Obligations, in such order, priority and proportions as Beneficiary shall deem appropriate in its sole discretion after deducting therefrom all expenses (including reasonable attorneys’ fees and costs) incurred in connection with the aforesaid operations and all amounts necessary to pay the Taxes, Other Charges, Insurance Premiums and other expenses in connection with the Property, as well as just and reasonable compensation for the services of Beneficiary, its counsel, agents and employees;

(i)             exercise any and all rights and remedies granted to a secured party upon default under the Uniform Commercial Code, including, without limiting the generality of the foregoing: (i) the right to take possession of the Fixtures, the Equipment and/or the Personal Property or any part thereof, and to take such other measures as Beneficiary may deem necessary for the care, protection and preservation of the Fixtures, the Equipment and/or the Personal Property; and (ii) request Grantor at its expense to assemble the Fixtures, the Equipment and/or the Personal Property and make it available to Beneficiary at a convenient place acceptable to Beneficiary. Any notice of sale, disposition or other intended action by Beneficiary with respect to the Fixtures, the Equipment and/or the Personal Property sent to Grantor in accordance with the provisions hereof at least five (5) days prior to such action, shall constitute commercially reasonable notice to Grantor;

(j)             apply any sums then deposited or held in escrow or otherwise by or on behalf of Beneficiary in accordance with the terms of the Loan Agreement, this Security Instrument or any other Loan Document to the payment of the following items in any order in its sole discretion: (i) Taxes and Other Charges; (ii) Insurance Premiums; (iii) interest on the unpaid principal balance of the Note; (iv) amortization of the unpaid principal balance of the Note; and/or (v) all other sums payable pursuant to the Note, the Loan Agreement, this Security Instrument and the other Loan Documents, including, without limitation, the Prepayment Premium and any and all advances made by Beneficiary pursuant to the terms of this Security Instrument;

(k)            surrender the Policies, collect the unearned Insurance Premiums and apply such sums as a credit on the Debt in such priority and proportion as Beneficiary in its discretion shall deem proper, and in connection therewith, Grantor hereby appoints Beneficiary as agent and attorney-in-fact (which is coupled with an interest and is therefore irrevocable) for Grantor to collect such Insurance Premiums;

(l)             foreclose by power of sale or otherwise and apply the proceeds of any recovery to the Debt in accordance with Section 8.2 or to any deficiency under this Security Instrument;

(m)           exercise all rights and remedies under any Causes of Action, whether before or after any sale of the Property by foreclosure, power of sale, or otherwise and apply the proceeds of any recovery to the Debt in accordance with Section 8.2 or to any deficiency under this Security Instrument; or

(n)            pursue such other remedies as Beneficiary may have under applicable law; or

(o)            apply the undisbursed balance of any Net Proceeds Deficiency deposit, together with interest thereon, to the payment of the Debt in such order, priority and proportions as Beneficiary shall deem to be appropriate in its sole and absolute discretion.

In the event of a sale, by foreclosure, power of sale or otherwise, of less than all of the Property, this Security Instrument shall continue as a Lien and security interest on the remaining portion of the Property unimpaired and without loss of priority.

Section 8.2         Application of Proceeds. The purchase money, proceeds and avails of any disposition of the Property, or any part thereof, or any other sums collected by Beneficiary pursuant to the Note, this Security Instrument or the other Loan Documents, may be applied by Beneficiary to the payment of the Debt in such priority and proportions as Beneficiary in its discretion shall deem proper, to the extent consistent with law.

Section 8.3         Right to Cure Defaults. Upon the occurrence and during the continuance of any Default or Event of Default, Beneficiary may, but without any obligation to do so and without notice to or demand on Grantor and without releasing Grantor from any obligation hereunder, make any payment or do any act required of Grantor hereunder in such manner and to such extent as Beneficiary may deem necessary to protect the security hereof. Beneficiary is authorized to enter upon the Property for such purposes, or appear in, defend, or bring any action or proceeding to protect its interest in the Property or to foreclose this Security Instrument or to collect the Debt, and the cost and expense thereof (including reasonable attorneys’ fees and expenses to the extent permitted by law), with interest as provided in this Section 8.3, shall constitute a portion of the Debt and shall be due and payable to Beneficiary upon demand. All such costs and expenses incurred by Beneficiary in remedying any Default or Event of Default or in appearing in, defending, or bringing any such action or proceeding, as hereinabove provided, shall bear interest at the Default Rate, for the period beginning on the first day after notice from Beneficiary that such cost or expense was incurred and continuing until the date of payment to Beneficiary. All such costs and expenses incurred by Beneficiary, together with interest thereon calculated at the Default Rate, shall be deemed to constitute a portion of the Debt and to be secured by this Security Instrument and the other Loan Documents and shall be immediately due and payable upon demand by Beneficiary therefor.

Section 8.4         Actions and Proceedings. Beneficiary has the right to appear in and defend any action or proceeding brought with respect to the Property and to bring any action or proceeding, in the name and on behalf of Grantor, which Beneficiary, in its sole and absolute discretion, decides should be brought to protect its interest in the Property.

Section 8.5         Recovery of Sums Required To Be Paid. Beneficiary shall have the right, from time to time, to take action to recover any sum or sums which constitute a part of the Debt as the same become due, without regard to whether or not the balance of the Debt shall be due, and without prejudice to the right of Beneficiary thereafter to bring an action of foreclosure, or any other action, for any Default or Event of Default by Grantor existing at the time such earlier action was commenced.

Section 8.6         Other Rights, etc.

(a)            The failure of Beneficiary to insist upon strict performance of any term hereof shall not be deemed to be a waiver of any term of this Security Instrument. Grantor shall not be relieved of Grantor’s obligations hereunder by reason of (i) the failure of Beneficiary to comply with any request of Grantor or any guarantor or indemnitor with respect to the Loan to take any action to foreclose this Security Instrument or otherwise enforce any of the provisions hereof or of the Note or the other Loan Documents, (ii) the release, regardless of consideration, of the whole or any part of the Property, or of any Person liable for the Obligations or any portion thereof, or (iii) any agreement or stipulation by Beneficiary extending the time of payment or otherwise modifying or supplementing the terms of the Note, this Security Instrument or the other Loan Documents.

(b)            It is agreed that the risk of loss or damage to the Property is on Grantor, and Beneficiary shall have no liability whatsoever for any decline in value of the Property, for failure to maintain the Policies, or for failure to determine whether insurance in force is adequate as to the amount of risks insured. Possession by Beneficiary shall not be deemed an election of judicial relief if any such possession is requested or obtained with respect to any Property or collateral not in Beneficiary’s possession.

(c)            Beneficiary may resort for the payment of the Debt and the performance of the Other Obligations to any other security held by Beneficiary in such order and manner as Beneficiary, in its discretion, may elect. Beneficiary may take action to recover the Debt, or any portion thereof, or to enforce the Other Obligations or any covenant hereof without prejudice to the right of Beneficiary thereafter to foreclose this Security Instrument. The rights of Beneficiary under this Security Instrument shall be separate, distinct and cumulative and none shall be given effect to the exclusion of the others. No act of Beneficiary shall be construed as an election to proceed under any one provision herein to the exclusion of any other provision. Beneficiary shall not be limited exclusively to the rights and remedies herein stated but shall be entitled to every right and remedy now or hereafter afforded at law or in equity.

Section 8.7         Right to Release Any Portion of the Property. Beneficiary may release any portion of the Property for such consideration as Beneficiary may require without, as to the remainder of the Property, in any way impairing or affecting the Lien or priority of this Security Instrument, or improving the position of any subordinate lienholder with respect thereto, except to the extent that the Debt shall have been reduced by the actual monetary consideration, if any, received by Beneficiary for such release, and Beneficiary may accept by assignment, pledge or otherwise any other property in place thereof as Beneficiary may require without being accountable for so doing to any other lienholder. This Security Instrument shall continue as a Lien and security interest in the remaining portion of the Property.

Section 8.8         Right of Entry. Upon reasonable notice to Grantor (which may be given verbally), Beneficiary and its agents shall have the right to enter and inspect the Property at all reasonable times.

ARTICLE 9
WAIVERS

Section 9.1         Waiver of Counterclaim. To the extent permitted by applicable law, Grantor hereby waives the right to assert a counterclaim, other than a mandatory or compulsory counterclaim, in any action or proceeding brought against it by Beneficiary arising out of or in any way connected with this Security Instrument, the Loan Agreement, the Note, any of the other Loan Documents, or the Obligations.

Section 9.2         Marshalling and Other Matters. To the extent permitted by applicable law, Grantor hereby waives the benefit of all appraisement, valuation, stay, extension, reinstatement and redemption laws now or hereafter in force and all rights of marshalling in the event of any sale hereunder of the Property or any part thereof or any interest therein. Further, to the extent permitted by applicable law, Grantor hereby expressly waives any and all rights of redemption from sale under any order or decree of foreclosure of this Security Instrument on behalf of Grantor, and on behalf of each and every Person acquiring any interest in or title to the Property subsequent to the date of this Security Instrument.

Section 9.3         Waiver of Notice. To the extent permitted by applicable law, Grantor shall not be entitled to any notices of any nature whatsoever from Beneficiary except with respect to matters for which this Security Instrument or the other Loan Documents specifically and expressly provide for the giving of notice by Beneficiary to Grantor and except with respect to matters for which Beneficiary is required by applicable law to give notice, and Grantor hereby expressly waives the right to receive any notice from Beneficiary with respect to any matter for which this Security Instrument does not specifically and expressly provide for the giving of notice by Beneficiary to Grantor.

Section 9.4         Waiver of Statute of Limitations. To the extent permitted by applicable law, Grantor hereby expressly waives and releases its right to plead any statute of limitations as a defense to payment of the Debt or performance of the Other Obligations.

Section 9.5         Waiver of Jury Trial. GRANTOR HEREBY AGREES NOT TO ELECT A TRIAL BY JURY OF ANY ISSUE TRIABLE OF RIGHT BY JURY, AND FOREVER WAIVES ANY RIGHT TO TRIAL BY JURY FULLY TO THE EXTENT THAT ANY SUCH RIGHT SHALL NOW OR HEREAFTER EXIST WITH REGARD TO THE NOTE, THIS SECURITY INSTRUMENT OR THE OTHER LOAN DOCUMENTS, OR ANY CLAIM, COUNTERCLAIM OR OTHER ACTION ARISING IN CONNECTION THEREWITH. THIS WAIVER OF RIGHT TO TRIAL BY JURY IS GIVEN KNOWINGLY AND VOLUNTARILY BY GRANTOR, AND IS INTENDED TO ENCOMPASS INDIVIDUALLY EACH INSTANCE AND EACH ISSUE AS TO WHICH THE RIGHT TO A TRIAL BY JURY WOULD OTHERWISE ACCRUE. BENEFICIARY IS HEREBY AUTHORIZED TO FILE A COPY OF THIS PARAGRAPH IN ANY PROCEEDING AS CONCLUSIVE EVIDENCE OF THIS WAIVER BY GRANTOR.

ARTICLE 10
NOTICES

Section 10.1       Notices. All notices or other written communications hereunder shall be delivered in accordance with Section 10.6 of the Loan Agreement.

ARTICLE 11
APPLICABLE LAW

Section 11.1       Submission to Jurisdiction. With respect to any claim or action arising hereunder or under the Note or the other Loan Documents, Grantor (a) irrevocably submits to the nonexclusive jurisdiction of the courts of the State of New York and the United States District Court located in the Borough of Manhattan in New York, New York, and appellate courts from any thereof, and (b) irrevocably waives any objection which it may have at any time to the laying on venue of any suit, action or proceeding arising out of or relating to this Security Instrument brought in any such court, irrevocably waives any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum. Nothing in this Security Instrument will be deemed to preclude Beneficiary from bringing an action or proceeding with respect hereto in any other jurisdiction.

Section 11.2       Choice of Law. THIS SECURITY INSTRUMENT SHALL BE DEEMED TO BE A CONTRACT ENTERED INTO PURSUANT TO THE LAWS OF THE STATE OF NEW YORK AND SHALL IN ALL RESPECTS BE GOVERNED, CONSTRUED, APPLIED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK; PROVIDED, HOWEVER, THAT WITH RESPECT TO THE CREATION, PERFECTION, PRIORITY AND ENFORCEMENT OF THE LIEN OF THIS SECURITY INSTRUMENT, AND THE DETERMINATION OF DEFICIENCY JUDGMENTS, THE LAWS OF THE STATE OF MARYLAND SHALL APPLY.

Section 11.3       Provisions Subject to Applicable Law. All rights, powers and remedies provided in this Security Instrument may be exercised only to the extent that the exercise thereof does not violate any applicable provisions of law and are intended to be limited to the extent necessary so that they will not render this Security Instrument invalid, unenforceable or not entitled to be recorded, registered or filed under the provisions of any applicable law. If any term of this Security Instrument or any application thereof shall be invalid or unenforceable, the remainder of this Security Instrument and any other application of the term shall not be affected thereby.

ARTICLE 12
DEFINITIONS

Section 12.1       Unless the context clearly indicates a contrary intent or unless otherwise specifically provided herein, words used in this Security Instrument may be used interchangeably in the singular or plural form and the word “Grantor” shall mean “Grantor and any subsequent owner of the Property or any part thereof or any interest therein,” the word “Beneficiary” shall mean “Beneficiary and any subsequent holder of the Note,” the word “Note” shall mean “the Note and any other evidence of indebtedness secured by this Security Instrument,” the word “Property” shall include any portion of the Property and any interest therein, and the phrases “attorneys’ fees”, “legal fees” and “counsel fees” shall include any and all attorneys’, paralegal and law clerk fees and disbursements, including, but not limited to, fees and disbursements at the pre-trial, trial and appellate levels incurred or paid by Beneficiary in protecting its interest in the Property, the Leases and the Rents and enforcing its rights hereunder. Whenever the context may require, any pronouns used herein shall include the corresponding masculine, feminine or neuter forms.

ARTICLE 13
MISCELLANEOUS PROVISIONS

Section 13.1       No Oral Change. This Security Instrument, and any provisions hereof, may not be modified, amended, waived, extended, changed, discharged or terminated orally or by any act or failure to act on the part of Grantor or Beneficiary, but only by an agreement in writing signed by the party(ies) against whom enforcement of any modification, amendment, waiver, extension, change, discharge or termination is sought.

Section 13.2       Successors and Assigns. This Security Instrument shall be binding upon and shall inure to the benefit of Grantor and Beneficiary and their respective successors and permitted assigns, as set forth in the Loan Agreement. Beneficiary shall have the right to assign or transfer its rights under this Security Instrument in connection with any assignment of the Loan and the Loan Documents. Any assignee or transferee of Beneficiary shall be entitled to all the benefits afforded to Beneficiary under this Security Instrument. Grantor shall not have the right to assign or transfer its rights or obligations under this Security Instrument without the prior written consent of Beneficiary (except as expressly provided in the Loan Agreement) and any attempted assignment without such consent shall be null and void.

Section 13.3       Inapplicable Provisions. If any term, covenant or condition of the Loan Agreement, the Note or this Security Instrument is held to be invalid, illegal or unenforceable in any respect, the Loan Agreement, the Note and this Security Instrument shall be construed without such provision.

Section 13.4       Headings, etc. The headings and captions of the various Sections of this Security Instrument are for convenience of reference only and are not to be construed as defining or limiting, in any way, the scope or intent of the provisions hereof.

Section 13.5       Environmental Indemnity Agreement. Simultaneously with the execution of the Loan Agreement, Grantor and Guarantor have executed and delivered the Environmental Indemnity, the obligations of which are not part of the Debt and are not secured by this Security Instrument.

Section 13.6       Subrogation. If any or all of the proceeds of the Note have been used to extinguish, extend or renew any indebtedness heretofore existing against the Property, then, to the extent of the funds so used, Beneficiary shall be subrogated to all of the rights, claims, liens, titles, and interests existing against the Property heretofore held by, or in favor of, the holder of such indebtedness and such former rights, claims, liens, titles, and interests, if any, are not waived but rather are continued in full force and effect in favor of Beneficiary and are merged with the lien and security interest created herein as cumulative security for the payment of the Debt, the performance and discharge of Grantor’s obligations hereunder, under the Loan Agreement, the Note and the other Loan Documents and the performance and discharge of the Other Obligations.

Section 13.7       Entire Agreement. This Security Instrument and the other Loan Documents contain the entire agreement of the parties hereto and thereto in respect of the transactions contemplated hereby and thereby, and all prior agreements among or between such parties, whether oral or written between Grantor and Beneficiary are superseded by the terms of this Security Instrument and the other Loan Documents. Notwithstanding the foregoing, to the extent of any inconsistencies between this Security Instrument and the Loan Agreement, the terms of the Loan Agreement shall govern.

Section 13.8       Principles of Construction. In the event of any inconsistencies between the terms and conditions of this Security Instrument and the terms and conditions of the Loan Agreement, the terms and conditions of the Loan Agreement shall control and be binding.

Section 13.9       Duplicate Originals; Counterparts. This Security Instrument may be executed in any number of duplicate originals and each duplicate original shall be deemed to be an original. This Security Instrument may be executed in several counterparts, each of which counterparts shall be deemed an original instrument and all of which together shall constitute a single Security Instrument. The failure of any party hereto to execute this Security Instrument, or any counterpart hereof, shall not relieve the other signatories from their obligations hereunder.

ARTICLE 14

STATE SPECIFIC PROVISIONS

Section 14.1       Principles of Construction.         In the event of any inconsistencies between the terms and conditions of this ARTICLE 14 and the terms and conditions of this Security Instrument, the terms and conditions of this ARTICLE 14 shall control and be binding.

Section 14.2       Commercial Loan. Grantor hereby represents and warrants to Beneficiary that the Debt evidenced by the Note and secured hereby is a “Commercial Loan” within the meaning of Sections 12-101(c) and 12-103(e) of the Commercial Law Article of the Annotated Code of Maryland, as amended from time to time, and Grantor further represents and warrants that all loan proceeds will be used for business or commercial purposes.

Section 14.3       Assent to Decree. Grantor, in accordance with Section 7-105 of the Real Property Article, Annotated Code of Maryland, as amended, and applicable provisions of the Maryland Rules of Procedure, as amended, or other applicable general or local laws of the State of Maryland or judicial rules of procedure relating to the foreclosure of deeds of trust, as amended from time to time, does hereby assent to the passage of a decree to sell the Property by the equity court having jurisdiction for the sale thereof, and the Trustee appointed by such decree of court shall have, subject to the terms of the decree of court, the same authority and power to sell on the terms and conditions herein set forth.

Section 14.4       Concerning Trustee. Trustee shall be under no duty to take any action hereunder except as expressly required hereunder or by law, or to perform any act which would involve Trustee in any expense or liability or to institute or defend any suit in respect hereof, unless properly indemnified to Trustee’s reasonable satisfaction. Trustee, by acceptance of this Security Instrument, covenants to perform and fulfill the trusts herein created, being liable, however, only for willful negligence or misconduct, and hereby waives any statutory fee and agrees to accept reasonable compensation, in lieu thereof, for any services rendered by Trustee in accordance with the terms hereof. Trustee may resign at any time upon giving thirty (30) days’ notice to Grantor and to Beneficiary. Beneficiary may remove Trustee at any time or from time to time and select a successor trustee. In the event of the death, removal, resignation, refusal to act, or inability to act of Trustee, or in its sole discretion for any reason whatsoever Beneficiary may, without notice and without specifying any reason therefor and without applying to any court, select and appoint a successor trustee, by an instrument recorded wherever this Security Instrument is recorded and all powers, rights, duties and authority of Trustee, as aforesaid, shall thereupon become vested in such successor. Such substitute trustee shall not be required to give bond for the faithful performance of the duties of Trustee hereunder unless required by Beneficiary. The procedure provided for in this paragraph for substitution of Trustee shall be in addition to and not in exclusion of any other provisions for substitution, by law or otherwise.Section 1.1

Section 14.5       Trustee’s Fees. Grantor shall pay all reasonable, actual, out-of-pocket costs, fees and expenses incurred by Trustee and Trustee’s agents and counsel in connection with the performance by Trustee of Trustee’s duties hereunder and all such costs, fees and expenses shall be secured by this Security Instrument.

Section 14.6       Certain Rights. With the approval of Beneficiary, Trustee shall have the right to take any and all of the following actions: (i) to select, employ, and advise with counsel (who may be, but need not be, counsel for Beneficiary) upon any matters arising hereunder, including the preparation, execution, and interpretation of the Loan Agreement, the Note, this Security Instrument or the other Loan Documents, and shall be fully protected in relying as to legal matters on the advice of counsel, (ii) to execute any of the trusts and powers hereof and to perform any duty hereunder either directly or through his agents or attorneys, (iii) to select and employ, in and about the execution of his duties hereunder, suitable accountants, engineers and other experts, agents and attorneys-in-fact, either corporate or individual, not regularly in the employ of Trustee, and Trustee shall not be answerable for any act, default, negligence, or misconduct of any such accountant, engineer or other expert, agent or attorney-in-fact, if selected with reasonable care, or for any error of judgment or act done by Trustee in good faith, or be otherwise responsible or accountable under any circumstances whatsoever, except for Trustee’s gross negligence or bad faith, and (iv) any and all other lawful action as Beneficiary may instruct Trustee to take to protect or enforce Beneficiary’s rights hereunder in accordance with the terms of this Security Instrument or applicable law. Trustee shall not be personally liable in case of entry by Trustee, or anyone entering by virtue of the powers herein granted to Trustee, upon the Property for debts contracted for or liability or damages incurred in the management or operation of the Property. Trustee shall have the right to rely on any instrument, document, or signature authorizing or supporting an action taken or proposed to be taken by Trustee hereunder, believed by Trustee in good faith to be genuine. Trustee shall be entitled to reimbursement for actual reasonable out-of-pocket expenses incurred by Trustee in the performance of Trustee’s duties hereunder and to reasonable compensation for such of Trustee’s services hereunder as shall be rendered.

Section 14.7       Retention of Money. All moneys received by Trustee shall, until used or applied as herein provided, be held in trust for the purposes for which they were received, but need not be segregated in any manner from any other moneys (except to the extent required by applicable law) and Trustee shall be under no liability for interest on any moneys received by Trustee hereunder.

Section 14.8       Perfection of Appointment. Should any deed, conveyance, or instrument of any nature be required from Grantor by any Trustee or substitute trustee to more fully and certainly vest in and confirm to Trustee or substitute trustee such estates rights, powers, and duties, then, upon request by Trustee or substitute trustee, any and all such deeds, conveyances and instruments shall be made, executed, acknowledged, and delivered and shall be caused to be recorded and/or filed by Grantor.

Section 14.9       Succession Instruments. Any substitute trustee appointed pursuant to any of the provisions hereof shall, without any further act, deed, or conveyance, become vested with all the estates, properties, rights, powers, and trusts of its or his predecessor in the rights hereunder with like effect as if originally named as Trustee herein; but nevertheless, upon the written request of Beneficiary or of the substitute trustee, Trustee ceasing to act shall execute and deliver any instrument transferring to such substitute trustee, upon the trusts herein expressed, all the estates, properties, rights, powers, and trusts of Trustee so ceasing to act, and shall duly assign, transfer and deliver any of the property and moneys held by such Trustee to the substitute trustee so appointed in Trustee’s place.

Section 14.10     Beneficiary May Bid. Upon any sale made by virtue of this Security Instrument, Beneficiary may bid for and acquire the Property or any part thereof and not pay any deposit, and may make settlement for the purchase price by crediting to the Obligations the net sales price after deducting therefrom Beneficiary’s expenses, together with interest at the Default Rate, and any other sums which Beneficiary is authorized to deduct under this Security Instrument.

[NO FURTHER TEXT ON THIS PAGE]

IN WITNESS WHEREOF, this Security Instrument has been executed by Grantor as of the day and year first above written.

GRANTOR:

IIP-MD 1 LLC, a Delaware limited liability company

By:	IIP Operating Partnership, LP,
a Delaware limited partnership,
its sole member

By:	Innovative Industrial Properties, Inc.,
a Maryland corporation,
its general partner

By:	/s/ David Smith
	Name:	David Smith
	Title:	CFO

EXHIBIT A

LEGAL DESCRIPTION

Being all of Parcel 56, as delineated on a Plat of Subdivision entitled "Plat Thirteen, STEEPLECHASE BUSINESS PARK, Parcels 51-54 & 56", and recorded among the Land Records of Prince George's County, Maryland in Plat Book MMB 241 as Plat No. 34.

FOR INFORMATION ONLY:

9220 Alaking Court

Capitol Heights, MD 20743